UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 14, 2007

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(Date of earliest event reported)

China VoIP & Digital Telecom Inc.

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(Exact name of registrant as specified in its charter)

            Nevada                   333-131017                98-0509797

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(State or other jurisdiction of      Commission            (I.R.S. Employer

incorporation or organization)       File Number          Identification No.)

2470 St.Rose Pkwy, Suite 304, Henderson, NV 89074

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(Address of principal offices, including Zip Code)

(506) 872-4033

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(Registrant's telephone number, including area code)

Crawford Lake Mining Inc.

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(Former name or Former Address, if Changed Since Last Report)

SECTION 8 – OTHER EVENTS

Item 8.01. Other Events

On February 14, 2007, the Registrant issued a press release announcing that the Registrant’s Subsidiary added 11 more retail centers using their VoIP products, bringing the total number of telephone cafes using its system to 77 facilities, a copy of the Press Release is attached as Exhibit 99.1.

On February 21, 2007, the Registrant issued a press release announcing that the Registrant’s Subsidiary received a technology award that is awarded by the Qi Lu Software Park, a copy of the Press Release is attached as Exhibit 99.2.

The foregoing descriptions are qualified in their entirety by reference to the Registrant’s Press Releases dated February 14 and 21,  2007, copies of which are attached hereto as Exhibit 99.1 and 99.2.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits

(a)   Financial Statements of business acquired.        Not applicable

(b)   Pro forma financial information.                        Not applicable

(c)   Exhibits

Exhibit 99.1

Press Release of Registrant dated February 14, 2007

Exhibit 99.2

      Press Release of Registrant dated February 21, 2007

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

China VoIP & Digital Telecom Inc.

By: /s/ Li Kunwu

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  President and CEO

Date:  February 21, 2007